UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2008

TRANSWITCH CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-25996	06-1236189
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

Three Enterprise Drive Shelton, Connecticut 06484
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (203) 929-8810

  Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement.

2008 Equity Incentive Plan

On May 22, 2008, at the Registrant’s annual meeting of stockholders, the stockholders approved the adoption of the 2008 Equity Incentive Plan (the “2008 Plan”). A description and copy of the 2008 Plan were included in the Registrant’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) for its 2008 Annual Meeting of Stockholders. The 2008 Plan was filed as Exhibit 4.2 to the Registrant’s Registration Statement on Form S-8 (File No. 333-151113) (the “Form S-8”) as filed with the SEC on May 22, 2008 and is incorporated herein by reference.

Option Grants to Non-Employee Directors

Also, on May 22, 2008, at the meeting of the Board of Directors of the Registrant (the “Board”) the Board approved grants of options to purchase common stock to the non-employee directors, as indicated below:

Name of Non-Employee Director	Aggregate shares of Registrant’s common stock underlying options
Alfred Boschulte Hagen Hultzsch Gerald Montry James Pagos Albert E. Paladino Herbert Chen Thomas H. Baer	28,800 28,800 28,800 28,800 28,800 37,500 37,500

The grants of options to purchase shares of the Registrant’s common stock, par value $0.001 per share (the “Common Stock”) were made under the 2008 Plan.

Director Non-qualified Option Award Agreement

Also at the meeting of the Board, the Board approved the adoption of a form non-qualified option award agreement to be used for grants of options to directors of the Registrant pursuant to the 2008 Plan. The form of director nonqualified option award agreement was filed as Exhibit 4.7 to the Form S-8 and is incorporated herein by reference.

Option Grant to President and Chief Executive Officer

Also at the meeting of the Board, the Board approved the grant of 80,000 options to purchase common stock to Dr. Santanu Das, the President and Chief Executive Officer of the Registrant. Such option grant is in lieu of an annual cash performance award. Such option grant was made under the 2008 Plan pursuant to a stock option award agreement, the form of which was filed as Exhibit 4.3 to the Registrant’s Form S-8 and is incorporated herein by reference.

Item 8.01 Other Events

At the meeting of the stockholders on May 22, 2008, the stockholders elected Mr. Herbert Chen and Mr. Thomas H. Baer as member of the Board of the Registrant. The press release announcing the election is attached hereto as Exhibit 99.1 and incorporated herein by reference.

At the meeting of the Board on May 22, 2005, the Board elected Mr. Gerald Montry as the Chairman of the Board of Directors. The press release announcing the election is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

         (c) Exhibits.

10.1
2008 Equity Incentive Plan (incorporated by reference to Exhibit 4.2 of the Registrant’s Registration Statement on Form S-8 (File No. 333-151113) as filed with the Securities and Exchange Commission on May 22, 2008).

10.2
Form of Director Non-Qualified Stock Option Agreement under the 2008 Equity Incentive Plan (incorporated by reference to Exhibit 4.7 of the Registrant’s Registration Statement on Form S-8 (File No. 333-151113) as filed with the Securities and Exchange Commission on May 22, 2008).

10.3
Form of Stock Option Award Agreement under the 2008 Equity Incentive Plan (incorporated by reference to Exhibit 4.3 of the Registrant’s Registration Statement on Form S-8 (File No. 333-151113) as filed with the Securities and Exchange Commission on May 22, 2008).

99.1	Press Release dated May 22, 2008.
99.2	Press Release dated May 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSWITCH CORPORATION

Date: May 29, 2008	By:	/s/ Robert A. Bosi
Name: Robert A. Bosi
Title: Vice President and Chief Financial Officer